                                                                   EXHIBIT 10.6

         GOLDEN TELECOM, INC. - LIST OF OFFICERS AS OF DECEMBER 31, 2003

President and Chief Executive Officer       Alexander Vinogradov

Chief Operating Officer                     Stan Abbeloos

Chief Financial Officer                     David Stewart

General Counsel and Secretary               Jeffrey A. Riddell